O'CONNOR FUND OF FUNDS:
LONG/SHORT STRATEGIES LLC

O'CONNOR FUND OF FUNDS: LONG/SHORT STRATEGIES LLC

PROSPECTUS SUPPLEMENT

DATED DECEMBER 2011

The information set forth below supplements, and supersedes any contrary information contained in, the Prospectus dated May 1, 2011 (the "Prospectus") of O'Connor Fund of Funds: Long/Short Strategies LLC (the "Fund"). Prospective investors are urged to read the Fund's Prospectus and Limited Liability Company Agreement carefully, which have preceded this Supplement. Capitalized terms not otherwise defined herein shall have the same meaning as provided in the Fund's Prospectus.

The Fund's Interests are subject to restrictions on transfer and do not trade in any public market. To provide a limited degree of liquidity to investors, the Fund from time to time may offer to repurchase its outstanding Interests pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors on a quarterly basis.

Effective immediately, initial and additional investments in the Fund will be deposited, in the discretion of the Adviser, into a non-interest-bearing escrow account or directly into the Fund's custody account.

If you would like to invest in the Fund you must complete the Fund Investor Certificate dated September 2011. The Fund Investor Certificate attached as an appendix to the Fund's Prospectus has been revised and is no longer valid. Please contact your UBS Financial Advisor to obtain a copy of the Fund Investor Certificate dated September 2011. UBS Financial Advisors can access the Investor Certificate by visiting Consultworks and clicking on Products > Alternative Investments > Fund Investment Application (FIA).